COMMUNITY TRUST BANCORP, INC.

346 North Mayo Trail
Pikeville, Kentucky 41501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2005

The Annual Meeting of Shareholders of Community Trust Bancorp, Inc. (the "Corporation") will be held at Community Trust Bank, Inc., 346 North Mayo Trail, Pikeville, Kentucky, on Tuesday, April 26, 2005 at 10:00 a.m. EDT for the following purposes:

1. To elect a Board of eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

2. To ratify and approve the appointment of Deloitte & Touche LLP as the Corporation's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those holders of stock of record at the close of business on February 28, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

The Proxy Statement describing matters to be considered at the Annual Meeting is attached to this notice.

We hope you will attend the meeting and vote your shares in person.

By Order of the Board of Directors

/s/ Jean R. Hale
Jean R. Hale
Chairman, President and CEO

Pikeville, Kentucky
March 31, 2005

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE U.S. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT ANY TIME BEFORE YOUR PROXY IS EXERCISED.

Community Trust Bancorp, Inc.
346 North Mayo Trail
Pikeville, Kentucky 41501

PROXY STATEMENT

Annual Meeting of Shareholders
to be held April 26, 2005

INTRODUCTION

This Proxy Statement and accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Community Trust Bancorp, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 26, 2005, at 10:00 a.m. (EDT), at Community Trust Bank, Inc., 346 North Mayo Trail, Pikeville, Kentucky, and any adjournments thereof. A copy of the Corporation's 2004 Annual Report to Shareholders accompanies this Proxy Statement.

The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mail, proxies may be solicited in person, by telephone and other means of communication by directors, officers, and other employees of the Corporation, none of whom will receive additional compensation for such services. The Corporation will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Corporation on or about March 31, 2005.

RECORD DATE AND VOTING SECURITIES

The Common Stock of the Corporation ("Common Stock") is the only class of outstanding voting securities. Only holders of Common Stock of record at the close of business on February 28, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 14,855,584 shares of Common Stock outstanding. With respect to the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting. Each shareholder may cast all of his or her votes for one candidate, or distribute such votes among two or more candidates. Shareholders will be entitled to one vote for each share of Common Stock held of record on the Record Date with regard to any other matters that properly come before the Annual Meeting or any adjournment thereof.

Each proxy, unless the shareholder otherwise specifies, will be voted in favor of the election of the eight nominees for director named herein and the appointment of Deloitte & Touche LLP as the Corporation's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005. Where a shareholder has appropriately specified how the proxy is to be voted, it will be voted accordingly. As to any other matter which may properly be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. A shareholder may revoke his or her proxy at any time prior to its exercise. Revocation may be effected by written notice to the Corporation, by a subsequently dated proxy received by the Corporation, by oral revocation in person at the Annual Meeting or any adjournment thereof, or by voting in person at the Annual Meeting or any adjournment thereof.

A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to each shareholder known by the Corporation to beneficially own more than five percent of the Common Stock as of the Record Date.

Beneficial Owners	Amount and Nature	Percent
Name and Address	of Beneficial Ownership	of Class
Community Trust and Investment Company	1,454,972 (1)	9.8%
As Fiduciary
100 East Vine St., Suite 400
Lexington, Kentucky 40507

(1) The shares indicated are held by Community Trust and Investment Company, a subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent, or otherwise. Of the shares indicated, Community Trust and Investment Company has sole voting rights with respect to 1,307,775 shares and no voting rights with respect to 147,197 shares. Community Trust and Investment Company has shared investment power with respect to 84,478 shares and sole investment power with respect to 204,810 shares.

ELECTION OF DIRECTORS

The Corporation's directors are elected at each annual meeting of the shareholders and hold office until the next election of directors or until their successors are duly elected and qualify. The persons named below, all of whom currently serve as directors of the Corporation, have been nominated for election to serve until the 2006 Annual Meeting of Shareholders, excluding Ernest M. Rogers. Mr. Rogers is retiring as a member of the Board of Directors of the Corporation effective April 26, 2005. The following table sets forth certain information respecting the persons nominated to be directors of the Corporation and Mr. Rogers as of the Record Date:

				Amount and
	Positions			Nature of
	And	Director	Principal	Beneficial		Percent
Name and Age (1)	Offices*	Since	Occupation (2)	Ownership	(3)	of Class

Charles J. Baird; 55	Director	1987	Shareholder, Baird and Baird, P.S.C.	315,151	(5)	2.1%

Nick A. Cooley; 71	Director	1980	President, Unit Coal Corporation	59,644		(4)

William A. Graham, Jr.; 68	Director	1990	Chairman of the Advisory Board, Flemingsburg Market, Community Trust Bank, Inc.	132,760		(4)

Jean R. Hale; 58	Chairman, President and CEO	1993	Chairman, President and CEO, Community Trust Bancorp, Inc.	211,541	(6)	1.4%

M. Lynn Parrish; 55	Director	1993	Chairman, Knott Floyd Land Co., Inc.	103,451	(7)	(4)

Paul E. Patton; 67	Director	2004	Former Governor of Kentucky	7,173	(8)	(4)

Dr. James R. Ramsey; 56	Director	2003	President, University of Louisville	770		(4)

Ernest M. Rogers; 77	Director	1980	President and General Manager, Rogers Petroleum Services, Inc.	86,752	(9)	(4)

James E. McGhee, II; 47	Director	2005	Vice President, Mountain-Valley Explosives	3,542	(10)	(4)

	All directors and executive officers as a group			1,051,065	(11)	7.1%
	(20 in number including the above named individuals)

*Jean R. Hale is also a director of Community Trust Bank, Inc. and Community Trust and Investment Company.

(1) The ages listed are as of February 28, 2005.

(2) Each of the nominees has been engaged in the principal occupation specified above for five years or more, except Jean R. Hale, Dr. James R. Ramsey, and Governor Paul E. Patton. Ms. Hale was promoted from President and CEO of Community Trust Bancorp, Inc. to Vice Chairman of the Board in April 2001 and to Chairman of the Board on December 31, 2004. Dr. Ramsey has been President of the University of Louisville since November 2002. From August 1999 until November 2002, Dr. Ramsey served as Senior Executive of the University of Louisville, and from August 1999 through November 2002, Dr. Ramsey served in various positions with the Commonwealth of Kentucky, including State Budget Director, Senior Policy Advisor, and Interim Commissioner of the Office of New Economy. Governor Patton was elected as Kentucky's 59th governor in 1995. After serving eight years as Governor, he is now retired from public office and volunteers his time as a fund-raiser at Pikeville College.

(3) Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares which that person has the right to acquire beneficial ownership within sixty days. Shares of Common Stock subject to options exercisable within sixty days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares held by them.

(4) Less than 1 percent.

(5) Includes 16,540 shares held as trustee under various trust agreements established by Mr. Baird’s mother, Florane J. Baird, for her grandchildren and 234,191 shares held as executor for the estate of Bryan Johnson.

(6) Includes 93,217 shares which Ms. Hale may acquire pursuant to options exercisable within sixty days of the Record Date and 45,655 shares held in the KSOP (the Corporation's combination of Employee Stock Ownership and 401K Plans) which Ms. Hale has the power to vote.

(7) Includes 103,451 shares beneficially owned by Mr. Parrish held in MLP Limited Partnership over which Mr. Parrish has sole voting and investment power.

(8) Excludes 9,961 shares held by Governor Patton's wife, over which Governor Patton has no voting or investment power.

(9) Excludes 16,669 shares held by Mr. Rogers' wife, over which Mr. Rogers has no voting or investment power.

(10) Mr. McGhee was elected to the Board on March 4, 2005.

(11) Includes 176,233 shares which may be acquired by all directors and executive officers as a group pursuant to options exercisable within sixty days of the Record Date.

Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote for the election of each of the nominees listed above. All nominees have indicated a willingness to serve and the Corporation does not anticipate that any of the above nominees will decline or be unable to serve if elected as a director. However, in the event that one or more of such nominees is unable, unwilling or unavailable to serve, the persons named in the proxy shall have authority, according to their judgment, to vote for such substitute nominees as they, after consultation with the Corporation's Board of Directors, shall determine. If considered desirable, cumulative voting will be exercised by the persons named in the proxy to elect as many of such nominees as possible.

The Nominating and Corporate Governance Committee assists the Board in identifying qualified persons to serve as directors of the Corporation. The Committee will evaluate proposed director nominees, including incumbent directors prior to recommending renomination. The Nominating and Corporate Governance Committee selects as candidates for nomination individuals of high personal and professional integrity and ability who can contribute to the Board’s collective effectiveness in serving the interests of the Corporation’s shareholders.

The Nominating and Corporate Governance Committee will consider candidates nominated by shareholders. The Nominating and Corporate Governance Committee will evaluate candidates recommended by shareholders on the same basis as it evaluates any other properly recommended nominee. Shareholders who desire to recommend a candidate for election at the next annual meeting of stockholders should submit the name of the candidate and information concerning the qualifications of the candidate by mail to the Nominating and Corporate Governance Committee at the Corporation’s address on or before December 31, 2005.

Governor Paul E. Patton was appointed to the Board in December 2004 for a term expiring at the 2005 Annual Meeting. Governor Patton was brought to the attention of the Nominating and Corporate Governance Committee by Ms. Jean R. Hale, Chairman, President and CEO of the Corporation. The Nominating and Corporate Governance Committee recommended the appointment of Governor Patton as a director to the Board.

Mr. James E. McGhee, II was appointed to the Board on March 4, 2005 for a term expiring at the 2005 Annual Meeting. Mr. McGhee was brought to the attention of the Nominating and Corporate Governance Committee by Mr. Lynn Parrish, a director of the Corporation. The Nominating and Corporate Governance Committee recommended the appointment of Mr. McGhee as a director to the Board.

The following persons are executive officers of Community Trust Bancorp, Inc. as of the Record Date. They are not nominated to serve as directors. Their security ownership as of the Record Date is as follows:

Name	Position	Amount and Nature of Beneficial Ownership		Percent of Class
James B. Draughn	Executive Vice President	9,744	(2)	(1)

James J. Gartner	Executive Vice President	1,577	(3)	(1)

Mark A. Gooch	Executive Vice President and Treasurer	76,190	(4)	(1)

William Hickman III	Executive Vice President and Secretary	8,527	(5)	(1)

Larry W. Jones	Executive Vice President	1,561	(6)	(1)

Tracy E. Little	Executive Vice President	334	(7)	(1)

Richard W. Newsom	Executive Vice President	13,382	(8)	(1)

Ricky D. Sparkman	Executive Vice President	6,941	(9)	(1)

Kevin J. Stumbo	Executive Vice President	6,287	(10)	(1)

Michael S. Wasson	Executive Vice President	5,738	(11)	(1)

(1)	Less than 1 percent.
(2)	Includes 2,811 shares which Mr. Draughn may acquire pursuant to options exercisable within sixty days of the Record Date and 6,933 shares held in KSOP which Mr. Draughn has the power to vote.
(3)	Includes 1,145 shares which Mr. Gartner may acquire pursuant to options exercisable within sixty days of the Record Date and 432 shares held in KSOP which Mr. Gartner has the power to vote.
(4)	Includes 63,219 shares which Mr. Gooch may acquire pursuant to options exercisable within sixty days of the Record Date and 12,547 shares held in KSOP which Mr. Gooch has the power to vote.
(5)	Includes 4,050 shares which Mr. Hickman may acquire pursuant to options exercisable within sixty days of the Record Date and 4,256 shares held in KSOP which Mr. Hickman has the power to vote.
(6)	Includes 885 shares which Mr. Jones may acquire pursuant to options exercisable within sixty days of the Record Date and 313 shares held in KSOP which Mr. Jones has the power to vote.
(7)	Includes 224 shares held in KSOP which Mr. Little has the power to vote.
(8)	Includes 2,943 shares which Mr. Newsom may acquire pursuant to options exercisable within sixty days of the Record Date and 10,439 shares held in KSOP which Mr. Newsom has the power to vote.
(9)	Includes 3,305 shares which Mr. Sparkman may acquire pursuant to options exercisable within sixty days of the Record Date and 3,636 shares held in KSOP which Mr. Sparkman has the power to vote.
(10)	Includes 1,156 shares which Mr. Stumbo may acquire pursuant to options exercisable within sixty days of the Record Date and 5,131 shares held in KSOP which Mr. Stumbo has the power to vote.
(11)	Includes 3,502 shares which Mr. Wasson may acquire pursuant to options exercisable within sixty days of the Record Date and 2,103 shares held in KSOP which Mr. Wasson has the power to vote.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Directors of the Corporation, excluding the Chairman of the Audit Committee, who are not also officers of the Corporation, were paid $5,000 per quarter for 2004, plus $600 for any Committee or special-called Board meeting other than those held on the same day as the regularly scheduled quarterly Board meeting. The Chairman of the Audit Committee was paid $6,850 per quarter for 2004 plus $600 for any special-called Board meeting other than those held on the same day as the regularly scheduled quarterly Board meeting. Directors who are also officers of the Corporation did not receive additional compensation for serving as a director. Fees paid to Directors of the Corporation for 2004 totaled $157,000.

The Board of Directors has determined that the following seven of the Corporation’s nine directors are "independent" as defined by applicable law and NASDAQ listing standards: Nick A. Cooley, William A. Graham, Jr., M. Lynn Parrish, Ernest M. Rogers, Dr. James R. Ramsey, Governor Paul E. Patton, and James E. McGhee, II.

During 2004, the Board held two executive sessions of those members of the Board who met current standards of independence.

Corporate Governance Guidelines and the Code of Business Conduct and Ethics adopted by the Board may be found on the Corporation’s website at www.ctbi.com.

Shareholders may communicate directly with the Board of Directors by sending a written communication addressed to the Chairman of the Board of Directors at the Corporation’s address.

The Board of Directors held ten meetings during the 2004 fiscal year, including the annual organizational meeting. Each director attended at least 75% of the aggregate number of Board meetings and meetings of Board committees on which such director served in 2004, except Nick Cooley, Dr. James Ramsey, and Ernest Rogers who each attended 60% of the meetings. It is the Board’s policy that directors should attend each annual meeting of shareholders subject to a substantial personal or business conflict. All of the Corporation’s directors who were serving at the time attended the 2004 annual meeting of shareholders. The Board has the following committees: Audit and Asset Quality Committee, Compensation Committee, Executive Committee, Nominating and Corporate Governance Committee, and Risk and Compliance Committee.

The Board of Directors has a written charter for the Audit and Asset Quality Committee (the "Audit Committee") which was amended in 2004 and is included herein as Appendix A. The Audit Committee Charter may be found on the Corporation's website at www.ctbi.com. The Audit Committee consists of Dr. James R. Ramsey, Ernest M. Rogers, William A. Graham, Jr., Nick Cooley, M. Lynn Parrish, Governor Paul E. Patton, and James E. McGhee, II, all of whom meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the NASD listing standards. The Board has determined that Dr. James R. Ramsey is an audit committee financial expert for the Corporation and is independent as described above. The Audit Committee met twelve times during 2004. The Audit Committee monitors the integrity of the Corporation’s financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the Corporation’s internal audit function, the Corporation’s system of internal controls, the Corporation’s financial reporting and system of disclosure controls, and compliance with the Corporate Governance Guidelines and Code of Business Conduct and Ethics. The Audit Committee has established procedures for the confidential, anonymous submission of concerns about accounting matters, internal controls, and auditing matters.

The Compensation Committee consists of Ernest M. Rogers, Nick Cooley, and M. Lynn Parrish, all of whom meet the applicable independence standards. The Board has a Compensation Committee Charter which may be found on the Corporation's website at www.ctbi.com. The Compensation Committee: (i) oversees and recommends to the Board executive officer compensation; and (ii) evaluates and approves benefit and incentive compensation policies and programs for the Corporation. This committee met one time during 2004.

The Nominating and Corporate Governance Committee consists of Ernest M. Rogers, M. Lynn Parrish, and Nick Cooley, all of whom meet the applicable independence standards. The Board has a written charter for the Nominating and Corporate Governance Committee which can also be found on the Corporation's website at www.ctbi.com. The Nominating and Corporate Governance Committee: (i) evaluates and recommends nominee directors for election to the Board; and (ii) develops and recommends to the Board policies and guidelines relating to corporate governance and the identification and nomination of directors and committee members. This committee met twice during 2004.

Governor Paul E. Patton was named to the Audit Committee upon his election as director on December 14, 2004.

James E. McGhee, II was named to the Audit Committee upon his election as director on March 4, 2005.

Burlin Coleman retired effective December 31, 2004, as Chairman of the Board of Directors. Mr. Coleman served on the Compensation Committee and the Nominating and Corporate Governance Committee during 2004.

Ernest M. Rogers will be retiring from the Corporation's Board of Directors effective April 26, 2005. The Board of Directors will be holding its annual organizational meeting on April 26, 2005, and at that time, the Board will select an "independent" director or director(s) to fill the vacancies for each of its committees so the Corporation's committees will continue to satisfy the applicable independence standards.

REPORT OF THE AUDIT AND ASSET QUALITY COMMITTEE

The Audit and Asset Quality Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the responsibility for the preparation of the Corporation's consolidated financial statements and management's assertion on the design and effectiveness of the Corporation's internal control over financial reporting, and the independent registered public accounting firm has the responsibility for the examination of those consolidated financial statements. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements of the Corporation as of and for the year ended December 31, 2004 and management's assertion on the design and effectiveness of the Corporation's internal control over financial reporting as of December 31, 2004 with management and the independent registered public accounting firm.

All directors who serve on the Committee are "independent" for purposes of the NASD listing standards. The Board of Directors has determined that none of the Committee members has a relationship to the Corporation that may interfere with his independence from the Corporation and its management.

The Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America. Additionally, the Committee's review included discussion with the Corporation's independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 ("SAS 61") (Communication with Audit Committees). SAS 61 requires the Corporation's independent registered public accounting firm to provide the Committee with additional information regarding the scope and results of their audit of the Corporation's financial statements, including with respect to (i) their responsibility under audit standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

The Committee received from Deloitte & Touche LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Deloitte & Touche LLP and the Corporation that, in their professional judgment, may reasonably be thought to bear on independence. Deloitte & Touche has discussed its independence with the Committee and has confirmed in such letter that, in its professional judgment, it is independent of the Corporation within the meaning of the federal securities laws.

The Committee discussed with the Corporation's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee met with its internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee held twelve meetings during fiscal year 2004.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee has also recommended, subject to shareholder ratification, the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm.

Dr. James R. Ramsey, Chairman
M. Lynn Parrish, Vice Chairman
William A. Graham, Jr., Member
Ernest M. Rogers, Member
Nick Cooley, Member
Governor Paul E. Patton, Member

March 25, 2005

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

In the ordinary course of business, the Corporation, through its wholly-owned commercial bank subsidiary, Community Trust Bank, Inc. (the "Bank"), has had in the past and expects to have in the future banking transactions, including lending to its directors, officers, principal shareholders, and their associates. When these banking transactions are credit transactions, they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Corporation's Board of Directors, such transactions do not involve more than the normal risk of collectability or present any other unfavorable features.

Mr. Charles Baird, a director of the Corporation, is a shareholder in Baird and Baird, P.S.C., a law firm that provided services to the Corporation and its subsidiaries during 2004 and will be retained by the Corporation and its subsidiaries during the current fiscal year 2005. Approximately $744,000 in legal fees and $175,588 in expenses paid on behalf of the Corporation, $919,588 in total, were paid to Baird and Baird, P.S.C. during 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Corporation's executive officers and directors and persons who own more than ten percent (10%) of the Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"), as well as to furnish the Corporation with a copy of such report. Additionally, SEC regulations require the Corporation to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. Based upon a review of Forms 3, 4, and 5 furnished to the Corporation, the Corporation believes that there was one late filing during 2004. Due to an administrative error at the Corporation, a Form 4, "Statement of Changes in Beneficial Ownership of Securities," was inadvertently filed past the due date with regard to one transaction on behalf of Mr. Tracy E. Little, Executive Vice President of the Corporation.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

As of December 31, 2004, the Corporation had executed certain termination of employment and change-in-control agreements ("Severance Agreements") with Jean R. Hale, Mark Gooch, William Hickman III, Michael S. Wasson, James B. Draughn, Kevin J. Stumbo, Richard Newsom, Ricky Sparkman, James J. Gartner, Larry W. Jones, and Tracy E. Little. Ms. Hale's Severance Agreement was executed on January 23, 1999, Mr. Gooch's was executed on January 1, 2000, Mr. Hickman's was executed on December 12, 2000, Mr. Wasson's was executed on October 24, 2000, Mr. Draughn's was executed on July 24, 2001, Messrs. Stumbo, Newsom, and Sparkman’s were executed on April 23, 2002, Messrs. Gartner and Jones’ were executed on January 28, 2003, and Mr. Little's was executed on March 6, 2004. The Severance Agreements are effective for a term equal to the longer of three years or the covered period should a change-in-control of the Corporation occur during such three-year period. These agreements are automatically renewable, and the covered period during which the terms and conditions of the Severance Agreements are effective is the period of time following a change-in-control equal to (i) two years following the occurrence of the change-in-control in the event of an involuntary termination or a voluntary termination following a change in duties, or (ii) the thirteenth month following the change-in-control in the event of a voluntary termination not preceded by a change in duties.

The Severance Agreements require the payment to the applicable named executive officer of a severance amount in the event of an involuntary or voluntary termination of employment after a change-in-control of the Corporation during the covered period. The severance amount payable under the Severance Agreement is equal to (i) 2.99 times the named executive officer's base annual salary in the event of involuntary termination or in the event of a voluntary termination of employment preceded by a change in duties subsequent to a change-in-control of the Corporation, or (ii) 2.00 times the named executive officer's annual base salary in the event of a voluntary termination of employment not preceded by a change in duties subsequent to a change-in-control of the Corporation.

A change-in-control has occurred, for purposes of the Severance Agreements, when (i) any person, including a group under Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the owner of 30% or more of the combined voting power of the Corporation’s outstanding securities; (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other combination, sale of assets or contested election, the persons who were directors of the Corporation before such transaction(s) shall cease to constitute a majority of the Board of Directors of the Corporation or successor of the Corporation; (iii) a tender or exchange offer is made and consummated for the ownership of 30% or more of the combined voting power of the Corporation's outstanding voting securities; or (iv) the Corporation transfers substantially all of its assets to another corporation that is not a wholly-owned subsidiary of the Corporation.

EXECUTIVE COMPENSATION

The following table sets forth the total annual compensation paid or accrued by the Corporation to or for the account of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Corporation for the fiscal year ended December 31, 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Options (2) (#)	All Other Compensation (3) ($)

Jean R. Hale (4)	2004	296,104	29,500	8,250	17,566
Chairman, President and	2003	275,000	0	12,390	17,341
Chief Executive Officer	2002	260,537	26,000	13,310	15,246

Mark A. Gooch	2004	224,480	22,500	5,500	15,454
Executive Vice President	2003	209,218	0	9,293	15,134
And Treasurer	2002	194,377	19,500	9,983	13,254

William Hickman III	2004	190,837	19,000	2,750	13,262
Executive Vice President	2003	183,368	0	8,101	13,181
And Secretary	2002	170,261	17,000	9,983	9,295

Tracy E. Little (5)	2004	153,046	15,000	19,250	20,378
Executive Vice President	2003	61,917	0	0	18,136
	2002	N/A	N/A	N/A	N/A

Michael S. Wasson	2004	161,337	16,110	2,750	9,903
Executive Vice President	2003	153,917	0	7,005	9,950
	2002	146,882	14,700	6,655	11,343

(1)
Bonuses are paid under the Senior Management Incentive Compensation Plan, which is open to all executive officers, market presidents, and consolidated division heads and certain senior vice presidents of consolidated functions who are selected for participation by the Compensation Committee. Individuals below senior vice president level may be recommended and approved by the Compensation Committee for special awards of options for extraordinary performance. Bonuses for executive officers are earned based on the Corporation reaching certain earnings per share and return on assets goals. (See report of the Compensation Committee.)

(2)
The options were granted under the 1998 Stock Option Plan (the "Option Plan"). The Option Plan permits the grant of options to employees of the Corporation and its subsidiaries whose efforts contribute, or may be expected to contribute materially, to the successful performance of the Corporation. Options granted in 2003 and 2002 have been restated to reflect the 10 percent common stock dividend paid on December 15, 2004.

(3)
Amounts in this column include contributions made by the Corporation under the Savings and Employee Stock Ownership Plan (the "KSOP Plan") and relocation expenses. For 2002, all amounts listed are KSOP Plan contributions. For 2004 and 2003, all amounts are KSOP Plan contributions, except the amounts shown for Mr. Little which consists partially of relocation expenses in 2004 and solely of relocation expenses in 2003. Participation in the KSOP Plan is available to any employee of the Corporation or its subsidiaries who has been employed for one year, completed 1,000 hours of service, and attained the age of 21 ("Participant"). Through December 31, 2004, Participants could contribute 1% to 15% of their annual salary to the 401K portion of the Plan and the Corporation would contribute 50% of the Participant’s first 8% of contributions. The Corporation also contributes a base percentage of each Participant's salary as determined annually by the Board of Directors to the ESOP portion of the Plan. For 2004, 2003, and 2002, the Corporation made a base contribution of 4% of each Participant’s annual salary to the ESOP portion of the Plan.

(4)	On April 24, 2001, Ms. Hale became Vice Chairman of the Board of Directors of the Corporation, and upon the retirement of Burlin Coleman on December 31, 2004, she became Chairman of the Board.
(5)
Mr. Little began employment with the Corporation on August 4, 2003. Prior to joining the Corporation, Mr. Little served for three years in Sarasota, Florida as Vice President of Fisher Investments, Inc., a $10 billion private investment firm headquartered in Woodside, California. For the two years prior, he served as Senior Vice President and Executive Officer in charge of the private client group of Provident Bank of Florida. Mr. Little has thirty-six years in the trust and banking business and has been the executive in charge of five different trust departments and trust companies.

The following table sets forth the information regarding options granted to the named executive officers in 2004.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of	Percent of Total
	Securities	Options/SARs	Exercise
	Underlying	Granted to	or Base
	Options/SARs	Employees	Price	Expiration
Name	Granted (1) (#)	in Fiscal Year	($/SH)	Date	5% ($)	10% ($)

Jean R. Hale	8,250	7.16%	27.109	1/27/14	140,675	356,497

Mark A. Gooch	5,500	4.77%	27.109	1/27/14	93,784	237,665

William Hickman III	2,750	2.39%	27.109	1/27/14	46,892	118,832

Tracy E. Little	2,750	2.39%	27.109	1/27/14	46,892	118,832
	16,500	14.32%	28.636	4/27/14	297,199	753,155

Michael S. Wasson	2,750	2.39%	27.109	1/27/14	46,892	118,832

(1) Options granted under the senior management incentive portion of the 1998 Option Plan become exercisable in equal 25% installments beginning one year after the date of the grant and become fully exercisable upon a change in control of the Corporation. Options granted under the management retention portion of the 1998 Option Plan become exercisable after five years and become fully exercisable upon a change in control of the Corporation. Options expire if not exercised ten years after the date of the grant.
(2) These amounts, based on assumed appreciation rates of 5% and 10%, rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the common stock price. Moreover, these values do not take into consideration the provisions of the options providing for nontransferability, vesting over a period of years or termination of the options following termination of employment. The amounts shown are pre-tax and assume the options will be held throughout the entire ten-year term. Actual gains, if any, are dependent upon the future performance of the common stock, as well as the continued employment of the option holder through the vesting periods.

The following table sets forth information concerning options exercised by the named executive officers during 2004 and the number and value of unexercised options held by the named executive officers of the Corporation at December 31, 2004. No SARs were held by the named executive officers at December 31, 2004.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTIONS/SAR VALUES

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Jean R. Hale	0	--	90,120	44,163	1,684,972	630,470

Mark A. Gooch	0	--	60,896	35,763	1,089,352	537,557

William Hickman III	7,652	108,475	2,025	32,119	23,038	512,945
	29,282	477,355

Tracy E. Little	0	--	0	19,250	--	75,886

Michael S. Wasson	0	--	1,751	43,030	19,921	759,656

(1) Based on the closing price of the common stock at December 31, 2004.

REPORT OF THE COMPENSATION COMMITTEE

The principal duties of the Compensation Committee are to review the compensation of executive officers of the Corporation and make recommendations to the Board for approval. Compensation for executive officers consists of base salary, bonus, and stock options under the Option Plan.

The total compensation package, including base salaries, is set at levels the Compensation Committee believes are sufficient to attract and retain qualified executives. It is the goal of the Compensation Committee to retain quality executives, which will mutually benefit the executive and the Corporation. The Compensation Committee believes its total compensation package is in line with compensation packages offered by other companies within the Corporation's peer group of bank holding companies with total consolidated assets of one to three billion dollars. This peer group is not the peer group used to construct the performance graph contained in this proxy statement.

Bonuses to executive officers are computed under the senior management incentive plan, which is open to all senior executives. The bonuses for the executive officers are based on earnings per share and return on assets of the Corporation.

The number of stock options granted is also determined under the terms of the senior management incentive plan and issued under the Option Plan. The number of stock options granted to each executive officer is based on earnings per share and return on assets of the Corporation. Upon approval by the Compensation Committee, stock options may also be issued to senior executives for management retention purposes. All options granted to executive officers during 2004 were management retention options. Mr. Little was awarded additional management retention options in 2004 in recognition of his first joining the Corporation as an executive officer in 2003.

The salary of Jean R. Hale, the Chief Executive Officer, was not tied to stock performance in 2004. The Compensation Committee believes the compensation of the Chief Executive Officer is in line with the chief executive officer compensation of other companies in the peer group of bank holding companies with total consolidated assets of one to three billion dollars. Ms. Hale's bonus and number of stock options were determined based on the criteria applicable to all other executive officers as described above.

OBRA Deductibility Limitation. The Omnibus Budget Reconciliation Act of 1994 ("OBRA") prohibits the tax deduction by public companies of compensation of certain executive officers in excess of $1 million, unless certain criteria are met. The Corporation has determined not to take any action at this time with respect to its compensation plans to seek to meet these criteria.

During 2004, there were no interlocking relationships between any executive officers of the Corporation and any entity whose directors or executive officers serve on the Board of Directors' Compensation Committee.

Ernest M. Rogers, Chairman
Nick Cooley, Member
M. Lynn Parrish, Member

March 25, 2005

COMMON STOCK PERFORMANCE

The following graph shows the cumulative return experienced by the Corporation's shareholders during the last five years compared to the NASDAQ Stock Market's National Market and the NASDAQ Bank Stock Index. The graph assumes the investment of $100 on December 31, 1999 in the Corporation's common stock and in each index and the reinvestment of all dividends paid during the five-year period.

Comparison of 5 Year Cumulative Total Return
among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.),
and NASDAQ Bank Stocks

commstk.jpg Common Stock Performance Graph

Fiscal Year Ending December 31 ($)
	1999	2000	2001	2002	2003	2004
Community Trust Bancorp, Inc.	100.00	85.85	141.88	170.33	231.23	279.82
NASDAQ Stock Market (U.S.)	100.00	60.31	47.84	33.07	49.45	53.81
NASDAQ Bank Stocks	100.00	114.23	123.68	126.65	162.92	186.45

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon recommendation by the Audit Committee and the Board of Directors, on April 27, 2004, the shareholders of Community Trust Bancorp, Inc. ratified the selection of Deloitte & Touche LLP ("Deloitte & Touche") to serve as independent registered public accounting firm for 2004.

Aggregate fees billed to the Corporation for the fiscal year ending December 31, 2004 by the Corporation's principal accounting firm, Deloitte & Touche LLP were as follows:

	2003	2004
Audit fees	$184,475	$508,807
Audit related fees	42,750	25,250
Subtotal	227,225	534,057
Tax fees	16,775	25,900
Total	$244,000	$559,957

Audit related fees included payments for audits of the Community Trust Bancorp, Inc. Voluntary Employees' Beneficiary Plan and Trust ("VEBA") and the Community Trust Bancorp, Inc. Savings and Employee Stock Ownership Plan ("KSOP") and out-of-pocket expenses related to the audit of the consolidated financial statements. Tax fees include payments for preparation of the federal and state corporate income tax returns. The Audit Committee pre-approves all services and charges, and the Audit Committee has considered whether the provision of the services is compatible with maintaining the principal accountant's independence.

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Asset Quality Committee of the Board of Directors will request shareholders to ratify its selection of Deloitte & Touche to examine the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2005. Deloitte & Touche has audited the Corporation's financial statements since 2000. Deloitte & Touche is not expected to have a representative present at the Annual Meeting.

SHAREHOLDER PROPOSALS
It is currently contemplated that the Corporation's 2006 Annual Meeting of Shareholders will be held on or about April 25, 2006. In the event that a shareholder desires to have a proposal considered for presentation at the Corporation's 2006 Annual Meeting of Shareholders and inclusion in the Proxy Statement for such meeting, the proposal must be forwarded in writing to the Secretary of the Corporation so that it is received no later than December 1, 2005. Any such proposal must comply with the requirements of Rule 14(a)-8 promulgated under the Act. If a shareholder intends to present a proposal at the 2005 Annual Meeting of Shareholders, but has not sought the inclusion of such proposal in the Corporation's proxy, notice of meeting, and proxy statement, such proposal must be received by the Secretary of the Corporation prior to February 9, 2006 or the Corporation’s management proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Corporation’s proxy, notice of meeting or proxy statement.

MISCELLANEOUS

The Board of Directors of the Corporation knows of no other business to be presented to the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. The Board of Directors urges each shareholder who does not intend to be present and to vote at the Annual Meeting to complete, sign, and return the enclosed proxy as promptly as possible.

By Order of the Board of Directors

/s/ Jean R. Hale
Jean R. Hale
Chairman of the Board,
President and CEO

Pikeville, Kentucky
March 31, 2005

Appendix A

CHARTER OF THE
AUDIT AND ASSET QUALITY COMMITTEE
OF THE BOARD OF DIRECTORS OF COMMUNITY TRUST BANCORP, INC.

As Approved by the Boards of Directors of Community Trust Bancorp, Inc. and Community Trust Bank, Inc. on January 25, 2005

I. AUTHORITY AND MEMBERSHIP

Membership. The members of the Audit and Asset Quality Committee (the "Committee") are appointed annually by the Board of Directors of Community Trust Bancorp, Inc. (the "Board") on the recommendation of the Nominating and Corporate Governance Committee. The members will serve until their successors are duly elected and qualified by the Board. The qualifications of each member of the Committee will be reviewed annually.

The Board determines the number of members in the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law, the Community Trust Bancorp, Inc. (the "Corporation") Bylaws, or by requirements of the NASDAQ National Market System or such other exchange or system on which the Corporation’s securities are listed, quoted, and/or traded ("Listing Requirements"). In no event will the number of members be less than three (3).

Committee members must fully satisfy independence and experience requirements as prescribed in Listing Requirements, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission ("SEC"), and the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and applicable rules and regulations thereunder.

At least one member of the Committee must be a "financial expert" as defined by the rules of the SEC and meet the "financial sophistication" experience or background standards contained in the Listing Requirements. All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee. Committee members are encouraged to participate in continuing training and education programs and sessions in order to improve oversight skills and financial literacy, with such participation being considered in the annual assessment of the Committee’s performance.

No member of the Committee may be an "affiliated person" of the Corporation or any of its subsidiaries (as defined under federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies. Fees for service as a director (and as a committee member or committee chair) are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Corporation.

Committee Chair and Secretary. The Board will appoint one of the members of the Committee to serve as Committee Chair. The Committee may also appoint a secretary, who need not be a director.

Legal, Accounting and Other Advisors. The Committee has the authority, as it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Committee also has the authority, as it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation will provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, independent auditors, or other advisors to attend a meeting of the Committee or to meet with any members of, or advisor to, the Committee.

The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors will report directly to the Committee.

II. PURPOSE OF THE COMMITTEE

The Committee’s primary purpose is to:

•	Provide assistance to the Board by monitoring:

(a)	the integrity of the financial statements of the Corporation;

(b)	the independent auditors’ qualifications and independence;

(c)	the performance of the Corporation’s and its subsidiaries’ internal audit function and independent auditors;

(d)	the Corporation’s system of internal controls;

(e)	the Corporation’s financial reporting and system of disclosure controls;

(f)	the compliance by the Corporation with legal and regulatory requirements and with the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics; and

•	Prepare the Committee report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

The Committee will also perform the duties required by law to be performed by an audit committee for any subsidiary bank of the Corporation that does not have its own audit committee and by a fiduciary audit committee for any subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

With respect to joint sessions of the Committee:

(a)
The Committee may meet simultaneously as a committee of the Corporation and any subsidiary of the Corporation that does not have its own audit committee, though it should hold separate sessions, if necessary, to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Corporation and one or more subsidiaries may have different interests; and

(b)
The Committee should consult with internal or outside counsel if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Corporation and those of the Corporation’s subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Corporation’s policies regarding Sections 23A and 23B of the Federal Reserve Act.

The Committee’s role is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Corporation’s financial statements, to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP"). The Corporation’s management is responsible for preparing the Corporation’s financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements.

III. RESPONSIBILITIES OF THE COMMITTEE

Charter Review

•	Review and reassess the adequacy of the Committee’s charter at least annually and recommend to the Board any necessary or desirable changes to the charter; and

•
Publicly disclose the charter and any amendments to the charter on the Corporation’s website and/or as otherwise required by the SEC, Listing Requirements, and rules or regulations of any other regulatory body or stock exchange having authority over the Corporation.

Financial Reporting / Internal Controls

•	Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports, and the results of their respective audits;

•
Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements and its quarterly report on Form 10-Q and determine whether the quarterly financial statements should be included in the Corporation’s Form 10-Q;

•
Review and discuss with management and the independent auditors the Corporation’s annual audited financial statements and its annual report on Form 10-K and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K;

•
Review and discuss with management and, where appropriate, the independent auditors, the Corporation’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real-time disclosures, call reports, or other public disclosures, including the use of "pro forma" or "adjusted" non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to any rating agencies and/or securities analysts including presentations at industry, investor, or other conferences;

•
Review and discuss with the Corporation’s Chief Executive Officer and principal financial officer all matters such officers are required to certify in connection with the Corporation’s Form 10-Q and 10-K or other filings or reports;

•
Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles, or GAAP methods on the Corporation’s financial statements;

•
Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Corporation’s financial statements, financial condition, or results of operations and any necessary disclosures related thereto;

•
Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies;

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

•
Ensure that the Corporation’s independent auditors' report to the Committee all of the Corporation’s critical accounting policies and procedures and alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Ensure that the Corporation’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Corporation’s independent auditors, internal auditors, and management their assessments of the adequacy of the Corporation’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any internal control weaknesses diligently;

•
Discuss with the Corporation’s independent auditors, internal auditors, and management, as appropriate, the Corporation’s FDICIA internal controls report and the attestation of the Corporation’s independent auditors to the same;

•
Discuss with the Corporation’s independent auditors, internal auditors, and management, as appropriate, any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls, or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Corporation’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls, or related matters;

•
Receive periodic reports from the independent auditors and appropriate officers of the Corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation; and

•
Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls, or other related matters with respect to the Corporation’s subsidiaries.

Independent Auditors

•	Hire, fire, compensate, review, and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation, and qualifications of the senior members of the independent auditors’ team;

•	Monitor the independence, qualifications, and performance of the independent auditors by, among other things;

(a)
Obtaining and reviewing a report from the independent auditors at least annually regarding (i) the independent auditors’ internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Corporation;

(b)	Reviewing with the independent auditors any relationships between the Corporation and the independent auditors or any services that may impact the objectivity and independence of the auditors;

(c)
Evaluating the qualifications, performance, and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

(d)
Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating, or misleading the Corporation’s independent auditors, including violations of Rule 13b2-2 under the Exchange Act; and

(e)	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance, and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

•
Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Corporation which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Corporation Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval will not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, will be disclosed when required as promptly as practicable in the Corporation’s quarterly or annual reports required by Section 13(a) of the Exchange Act;

•
Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

•
Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporation, including the prohibition on employment of specified persons under Section 10A(1) of the Exchange Act;

•	If appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the Corporation’s audit team and any matters of audit quality and consistency; and

•	Ensure that the independent auditors have access to all necessary Corporation personnel, records, or other resources.

Internal Audit Function

•	Review and oversee the appointment, performance, compensation, and replacement of the Chief Audit Executive (CAE);

•	Review the charter, plans, activities, staffing, and organizational structure of the internal audit function;

•	Review internal audit reports and management’s responses to such reports;

•	Ensure that the CAE and internal audit staff have access to all necessary Corporation resources, and

•	On a regular basis, meet separately with the CAE to discuss any matters that the committee or internal audit believes should be discussed privately.

Compliance Oversight

•
Discuss with management and the CAE the Corporation’s processes regarding compliance with applicable laws and regulations and with the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics; obtain reports from management, the CAE, and the independent auditors regarding compliance by the Corporation and its subsidiaries with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics; and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that no reports were required to be furnished to the Committee under Section 10A;

•	Establish and review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

•	Review any related party transactions of the type that would require disclosure under Item 404 of SEC Regulation S-K for potential conflicts of interest situations;

•
Establish procedures and require the Corporation to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

•
Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies or compliance with the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics; and

•
Discuss with the Corporation’s internal and/or outside legal counsel any legal matters that may have a material impact on the financial statements or that may have an impact on the Corporation’s compliance policies.

Asset Quality

•	Review the plans, reports and activities of the loan review function, and ensure that management responds appropriately to recommendations and findings included in Loan Review reports.

Subsidiaries of the Corporation

•
Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2 (a) and (b) and Sections 363.3 (a) and (b), respectively; and

•
Perform the duties required to be performed by the fiduciary audit committee for any subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly;

•	On a regular basis, as appropriate, meet separately with management (in particular, the Chief Executive Officer and the principal financial officer), the CAE, and with the independent auditors;

•	Report regularly to the Board with respect to the Committee’s activities;

•	Maintain minutes or other records of the Committee’s meetings and activities;

•
Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Prepare the audit committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC; and

•	Annually review the performance of the Committee.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports, or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee members reasonably believe to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person; or

•	Another committee of the Board as to matters within its designated authority.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
COMMUNITY TRUST BANCORP, INC., 346 NORTH MAYO TRAIL, PIKEVILLE, KY 41501-1492

The Undersigned Shareholder of COMMUNITY TRUST BANCORP, INC., a Kentucky corporation, hereby appoints DR. ORVILLE CLARK, JR., MARILYN T. JUSTICE, and FON TAYLOR, or any one of them acting in the absence of the others, as the attorneys and proxies of the undersigned with full power of substitution, to vote all shares of stock of Community Trust Bancorp, Inc., as designated below which the undersigned holds of record at the close of business on February 28, 2005, and is entitled to vote at the Annual Meeting of Shareholders to be held at COMMUNITY TRUST BANK, 346 NORTH MAYO TRAIL, PIKEVILLE, KENTUCKY, at 10:00 a.m. on April 26, 2005, and at any adjournment thereof.

Dated: ____________________________________________, 2005.
(Please sign exactly as your name appears hereon)

____________________________________________________________
(Signature of Shareholder)

____________________________________________________________
(Signature of Shareholder)

(When shares are held by joint tenants, both should sign. Trustees, guardians, attorneys, executors, administrators and others signing in a representative capacity should indicate the capacity in which they sign. If a corporation, the President or other authorized officer should sign in the full corporate name. If a partnership, an authorized person should sign in partnership name.)
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THIS
PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SEE FOR IMPORTANT INFORMATION.)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS NOS. 1, 2, AND 3. THE BOARD OF DIRECTORS PROPOSES AND RECOMMENDS A VOTE FOR PROPOSALS NOS. 1, 2, AND 3.

1. ELECTION OF DIRECTORS:
[ ] FOR all nominees listed below (except as marked to the contrary below) [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

    Charles J. Baird        Nick A. Cooley  William A. Graham, Jr.     Jean R. Hale
    James E. McGhee II         M. Lynn Parrish     Paul E. Patton      Dr. James R. Ramsey

(or any substitute nominee should any of the above become unavailable for any reason)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

______________________________________________________________________________________________________________________________________________

2. Proposal to ratify and approve the appointment of DELOITTE & TOUCHE LLP as Community Trust Bancorp, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005.

        FOR [ ]  AGAINST [ ]     ABSTAIN [ ]

3. In their discretion, the Proxies are authorized to vote in accordance with their judgment upon such other business as may properly come before the meeting.

I do not [ ]  I do [ ] plan to attend the Annual Meeting NUMBER ATTENDING: ________________________

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, AND SIGN THIS PROXY CARD, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SEE FOR IMPORTANT INFORMATION.)